EX- 10.1
EXECUTION VERSION
COMMITMENT INCREASE AMENDMENT dated as of October 9, 2020 (this “Amendment”), to the CREDIT AGREEMENT dated as of July 6, 2015 (as amended by the First Amendment, dated as of May 4, 2016, the Second Amendment dated as of June 15, 2018, as extended on March 23, 2020, and as otherwise heretofore amended, the “Credit Agreement”), among THE KRAFT HEINZ COMPANY, a Delaware corporation (“Kraft Heinz”), KRAFT HEINZ FOODS COMPANY, a Pennsylvania limited liability company (the “Parent Borrower”), the LENDERS party thereto, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and J.P. MORGAN EUROPE LIMITED, as London agent.
WHEREAS, the Parent Borrower has requested a Commitment Increase in an aggregate amount of US$100,000,000 pursuant to, and on the terms set forth in, Section 2.18(a) of the Credit Agreement;
WHEREAS, each Person identified on Schedule I hereto (each, an “Augmenting Lender”) has agreed, subject to the terms and conditions set forth herein and in the Credit Agreement, to provide a portion of such requested Commitment Increase in the amount set forth opposite such Augmenting Lender’s name on Schedule I hereto; and
WHEREAS, pursuant to Section 2.18(a) of the Credit Agreement, the approval of the Administrative Agent, each Issuing Bank and each Swingline Lender is required with respect to the identity of each Augmenting Lender.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.      Capitalized Terms. Capitalized terms used and not otherwise defined herein, including in these recitals, have the meanings set forth in the Credit Agreement as amended hereby.
SECTION 2.     Commitment Increase.

(a)    Each Augmenting Lender agrees that, on and as of the Amendment Effective Date (as defined below), such Augmenting Lender shall hold a Revolving Commitment equal to the amount set forth opposite its name on Schedule I hereto. Each Augmenting Lender further acknowledges and agrees that the date referred to in clause (a) of the term “Revolving Maturity Date”, as such term applies to such Augmenting Lender and its Revolving Commitment, is July 6, 2024. The parties hereto hereby acknowledge that, on the Amendment Effective Date immediately after the effectiveness of the Commitment Increase contemplated hereby, the Revolving Commitment of each Lender are as set forth on Schedule II hereto.
(b) Each Augmenting Lender acknowledges and agrees that, on and as of the Amendment Effective Date, such Augmenting Lender shall become a party to the Credit Agreement and shall be a Lender and a Revolving Lender under, and shall have all the rights and obligations of a Lender and a Revolving Lender under, the Credit Agreement. In furtherance of the foregoing, each Augmenting Lender acknowledges and agrees that, on the Amendment Effective Date and without any further action on the part of the applicable Issuing Bank or the Revolving Lenders, each Issuing Bank shall have granted to such Augmenting Lender, and such Augmenting Lender shall have acquired from such Issuing Bank, a participation in each Letter of Credit issued by such Issuing Bank and outstanding on the Amendment Effective Date equal to such Augmenting Lenders’ ratable share (based on its Revolving Commitment and as automatically redetermined on the Amendment Effective Date to give effect to the Commitment Increase effected hereby) of the amount available to be drawn under such Letter of Credit. Such participation shall be governed by the terms of Section 2.21 of the Credit Agreement.
(c) Each of the Administrative Agent, each Issuing Bank and each Swingline Lender hereby approves, for purposes of Section 2.18(a) of the Credit Agreement with respect to the Commitment Increase effected hereby, the identity of each Augmenting Lender.
(d) The parties hereto agree that this Amendment, together with the related prior written notice delivered by the Parent Borrower to the Administrative Agent pursuant to Section 2.18(a) of the Credit Agreement, constitute the Increase Amendment with respect to the Commitment Increase effected hereby.
SECTION 3.      Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Kraft Heinz and the Parent Borrower represent and warrant that, on and as of the Amendment Effective Date:
(a) This Amendment has been duly authorized, executed and delivered by Kraft Heinz and the Parent Borrower and this Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of Kraft Heinz and the Parent Borrower, enforceable against Kraft Heinz and the Parent Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b) The representations and warranties contained in Section 4.01 of the Credit Agreement (except the representations set forth in the last sentence of subsection (e) and in subsection (f) thereof (other than clause (i) thereof)) (with such representations and warranties being deemed, for purposes of this paragraph (b), to include a reference to this Amendment after each reference to the Credit Agreement in the text thereof) are correct in all material respects, before and after giving effect to the amendment set forth herein, as though made on and as of such date; provided that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” or by similar language shall be true and correct in all respects on such date.
(c) No Default or Event of Default has occurred and is continuing.
SECTION 4. Effectiveness. This Amendment and the Commitment Increase contemplated hereby shall become effective on the first date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a)     The Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of Kraft Heinz, the Parent Borrower, the Administrative Agent, each Augmenting Lender, each Issuing Bank and each Swingline Lender (which, subject to Section 6 hereof, may include any Electronic Signatures (as defined below) transmitted by fax, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page of this Amendment).
(b)     The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a duly authorized officer of Kraft Heinz, confirming the accuracy of the representations and warranties contained in Section 3 hereof.
(c)     The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of each of Kraft Heinz and the Parent Borrower, dated the Amendment Effective Date, which shall (i) attach and certify the organization documents of Kraft Heinz or the Parent Borrower, as the case may be, (ii) attach and certify copies of the resolutions of the Board of Directors (or a similar governing body) of Kraft Heinz or the Parent Borrower, as the case may be, approving this Amendment, (iii) certify the names, titles and true signatures of the officers of Kraft Heinz or the Parent Borrower, as the case may be, authorized to sign this Amendment and (iv) attach the good standing certificates with respect Kraft Heinz or the Parent Borrower, as the case may be.
(d)     The Administrative Agent shall have received opinions of (i) Kirkland & Ellis LLP, special New York counsel to Kraft Heinz and the Parent Borrower, and (ii) internal counsel for the Parent Borrower, in each case reasonably satisfactory to the Administrative Agent.
(e)     In the event any Pro Rata Advances are outstanding on the date that would otherwise be the Amendment Effective Date, the Borrowers shall have prepaid, or substantially concurrently with the occurrence of the Amendment Effective Date shall prepay, such Pro Rata Advances, together with interest accrued thereon, in accordance with Section 2.18(b) of the Credit Agreement, and in connection therewith the Administrative Agent shall have received the notice of such prepayment as required by Section 2.11(a) of the Credit Agreement and any related notice of a borrowing of Pro Rata Advances (to be made reflecting the Commitment Increase effected hereby) required by Section 2.02(a) of the Credit Agreement.
(f)      The Administrative Agent and Augmenting Lenders shall have received all fees and other amounts due and payable in connection with this Amendment to the Administrative Agent or the Augmenting Lenders, as applicable, and, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by Kraft Heinz and the Parent Borrower under the Credit Agreement.
(g) The Lenders shall have received all documentation and other information required by regulatory authorities with respect to Kraft Heinz and the Parent Borrower under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.

The Administrative Agent shall notify Kraft Heinz, the Parent Borrower, the Issuing Banks and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 5.     Reaffirmation.
(a) Kraft Heinz hereby (i) acknowledges and agrees that Guaranteed Obligations (as defined in the Holdco Guaranty Agreement) shall, following the occurrence of the Amendment Effective Date, be determined after giving effect to this Amendment and shall include all the obligations of the Borrowers under the Credit Agreement as amended hereby and (ii) affirms and confirms its guarantee and other obligations under the Holdco Guaranty Agreement, and agrees that the Holdco Guaranty Agreement and its guarantee and other obligations under the Holdco Guaranty Agreement shall continue to be in full force and effect following the effectiveness of this Amendment.
(b) The Parent Borrower hereby (i) acknowledges and agrees that Designated Subsidiary Obligations shall, following the occurrence of the Amendment Effective Date, be determined after giving effect to this Amendment and shall include all the obligations of the Designated Subsidiaries under the Credit Agreement as amended hereby and (ii) affirms and confirms its guarantee and other obligations under Article VIII of the Credit Agreement, and agrees that its guarantee and other obligations under such Article VIII shall continue to be in full force and effect following the effectiveness of this Amendment.
SECTION 6.     Counterparts; Effectiveness; Entirety.
(a) This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of a signature page (including any Electronic Signature) of this Amendment by fax, e-mailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by fax, emailed .pdf, or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior consent and pursuant to procedures approved by it. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
(b) Except as expressly set forth herein, all the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendment contained herein shall not constitute a waiver, amendment or modification of any provision of the Credit Agreement except as expressly set forth herein.

(c) On and after the Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby and (ii) each reference in the Holdco Guaranty Agreement or any Note to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
(d) This Amendment, the Credit Agreement, the Holdco Guaranty Agreement, the Notes and each Designation Agreement constitute the entire contract among the parties hereto relating to the subject matter hereof.
SECTION 7. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality or enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW DOCTRINES.
SECTION 9. Incorporation by Reference. The provisions of Sections 9.01, 9.03, 9.04(a), 9.04(c), 9.06, 9.11 and 9.16 of the Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

KRAFT HEINZ FOODS COMPANY,

By:	/s/ Yang Xu
Name: Yang Xu
Title: Treasurer

KRAFT HEINZ FOODS COMPANY,

By:	/s/ Yang Xu
Name: Yang Xu
Title: Treasurer

[Signature Page to Commitment Increase Amendment]

JPMORGAN CHASE BANK N.A.,
as the Administrative Agent, an Issuing
Bank and Swingline Lender

by

/s/ Gregory T. Martin
Name: Gregory T. Martin
Title: Executive Director

[Signature Page to Commitment Increase Amendment]

THE TORONTO-DOMINION BANK,
NEW YORK BRANCH,
as an Augmenting Lender,

by

/s/ Michael Borowiecki
Name: Michael Borowiecki
Title: Authorized Signatory

[Signature Page to Commitment Increase Amendment]

U.S. BANK NATIONAL ASSOCIATION,
as an Augmenting Lender,

by

/s/ Michael P. Dickman
Name: Michael P. Dickman
Title: Senior Vice President

[Signature Page to Commitment Increase Amendment]

BARCLAYS BANK PLC,
as an Issuing Bank and a Swingline Lender,

by

/s/ Ritam Bhalla
Name: Ritam Bhalla
Title: Director

[Signature Page to Commitment Increase Amendment]

CITIBANK, N.A.,
as an Issuing Bank and a Swingline Lender,

by

/s/ Carolyn A. Kee
Name: Carolyn A. Kee
Title: Vice President

[Signature Page to Commitment Increase Amendment]

GOLDMAN SACHS BANK USA,
as an Issuing Bank and a Swingline Lender,

by

/s/ Mahesh Mohan
Name: Mahesh Mohan
Title: Authorized Signatory

[Signature Page to Commitment Increase Amendment]

BANK OF AMERICA, N.A.,
as an Issuing Bank and a Swingline Lender,

by

/s/ J. Casey Cosgrove
Name: J. Casey Cosgrove
Title: Director

[Signature Page to Commitment Increase Amendment]

MORGAN STANLEY BANK, N.A.,
as an Issuing Bank,

by

/s/ Jack Kuhns
Name: Jack Kuhns
Title: Authorized Signatory

[Signature Page to Commitment Increase Amendment]

WELLS FARGO BANK, N.A.,
as an Issuing Bank,

by

/s/ Walker Higgins
Name: Walker Higgins
Title: Vice President

[Signature Page to Commitment Increase Amendment]

SCHEDULE I
Commitment Increase

Augmenting Lender	Revolving Commitment
The Toronto-Dominion Bank, New York Branch	US$50,000,000
U.S. Bank National Association	US$50,000,000
Total	US$100,000,000

SCHEDULE II
Revolving Lenders

Lender	Revolving Commitment
JPMorgan Chase Bank, N.A.	US$335,714,285.74
Barclays Bank PLC	US$335,714,285.71
Citibank, N.A.	US$335,714,285.71
Goldman Sachs Bank USA	US$335,714,285.71
Wells Fargo Bank, National Association	US$335,714,285.71
Bank of America, N.A.	US$335,714,285.71
Morgan Stanley Bank, N.A.	US$225,000,000.00
MUFG Bank, Ltd. (formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd.)	US$150,000,000.00
BNP Paribas	US$150,000,000.00
Credit Agricole Corporate and Investment Bank	US$150,000,000.00
Credit Suisse AG, Cayman Islands Branch	US$150,000,000.00
Deutsche Bank AG New York Branch	US$150,000,000.00
HSBC Bank USA, National Association	US$150,000,000.00
Mizuho Bank, Ltd.	US$150,000,000.00
Royal Bank of Canada	US$150,000,000.00
Banco Santander, S.A., New York Branch	US$150,000,000.00
Sumitomo Mitsui Banking Corporation	US$150,000,000.00
Morgan Stanley Senior Funding, Inc.	US$110,714,285.71
Intesa Sanpaolo S.p.A – New York Branch	US$50,000,000.00
Coöperatieve Rabobank U.A., New York Branch	US$50,000,000.00
Standard Chartered Bank	US$50,000,000.00
The Toronto-Dominion Bank, New York Branch	US$50,000,000.00
U.S. Bank National Association	US$50,000,000.00
Total	US$4,100,000,000.00